UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2022

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	DTSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 16, 2022, Data Storage Corporation (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on September 20, 2022, the record date for the Annual Meeting (the “Record Date”), 6,822,127 shares of the Company’s common stock were outstanding and entitled to vote. At the Annual Meeting, a total of votes, 5,073,102, equivalent to approximately 74% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

Broker non-votes will have no effect on the outcomes of Proposals 1-5.

1. The eight nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Withheld	Broker Non-votes	Percentage Voted For
Charles M. Piluso	3,424,766	21,615	1,626.721	67%
Harold J. Schwartz	3,419,345	27,036	1,626,721	67%
Thomas C. Kempster	3,420,241	26,140	1,626,721	67%
John Argen	3,426,529	19,852	1,626,721	67%
Joseph B. Hoffman	3,330,074	116,307	1,626,721	65%
Lawrence A. Maglione Jr.	3,320,693	125,688	1,626,721	65%
Matthew Grover	3,329,358	117,023	1,626,721	65%
Todd Correll	3,331,629	114,752	1,626,721	65%
Mark Wyllie	3,180,680	265,701	1,626,721	63%

Mark Wyllie’s resignation from the Board occurred since the Record Date; Mr. Wyllie is not elected to serve as a director.

2. The proposal to amend the 2021 Stock Incentive Plan to increase the number of shares available under the Plan by 700,000 shares was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Percentage Voted For
3,168,339	273,064	1,626,721	62%

3. The proposal to cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-votes	Percentage Voted For
3,291,416	136,226	18,739	1,626,721	65%

4. The proposal to cast a non-binding advisory vote regarding the frequency of advisory votes on executive compensation was approved for one year as follows:

One Year	Two Years	Three Years	Votes Abstained	Percentage Voted For “One Year”
3,324,195	12,213	17,866	92,107	66%

The Company has decided to hold future advisory votes on the compensation of our named executive officers every year until the occurrence of the next shareholder advisory vote on this matter.

 5. The proposal to ratify the appointment of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year December 31, 2022 was approved as follows:

Auditor	Votes For	Votes Against	Votes Abstained	Broker Non-votes	Percentage Voted For
Rosenberg Rich Baker Berman & Company P.A.	5,038,057	15,814	19,231	0	99%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2022	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer